                         ANNUAL REPORT / OCTOBER 31 1999

                           AIM DEVELOPING MARKETS FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE ]

                     -------------------------------------

                 MURAL FROM THE TEMPLE OF LONGING BY PAUL KLEE

          PAUL KLEE'S ART WAS TRANSFORMED BY A TRIP HE TOOK TO TUNISIA

           IN 1914, WHERE HE WAS AWED BY THE LANDSCAPE'S BEAUTIFULLY

         INTENSE COLOR AND LIGHT. KLEE BROUGHT  THESE QUALITIES TO HIS

             OWN WORK, CREATING IMAGINATIVE, LIGHT-FILLED PAINTINGS

     LIKE THE ONE ON THE COVER. RADIATING WITH OPTIMISM AND ENERGY, KLEE'S

            MURAL IS A FITTING EMBLEM FOR THE DYNAMIC GROWTH PUSHING

                TODAY'S EMERGING MARKETS INTO THE 21ST CENTURY.

                     -------------------------------------


AIM Developing Markets Fund is for shareholders who seek long-term growth of capital and secondarily seek income. The fund primarily invests in developing market equity securities, but may also invest in developing market debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Developing Markets Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Because Class C shares have been offered for less than a year (since 3/1/99), all performance figures reflect cumulative total return that has not been annualized.
o   Advisor Class shares were closed to new investors on 3/1/99.
o The fund's average annual total returns, including sales charges, for the periods ended 9/30/99, the most recent calendar quarter end, were as follows: for Class A shares, one year, 28.76%; five years, -5.59%; inception (1/11/94), -5.27%. For Class B shares, one year, 29.42%; inception (11/3/97), -14.69%. For Class C shares, inception (3/1/99), 25.24%. For
    Advisor Class shares, one year, 35.62%; inception (11/3/97), -12.11%.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.1226 per Class A share, $0.0812 per Class B share and $0.1559 per
    Advisor Class share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI Emerging Markets Free Index is a group of securities from emerging markets tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                           AIM DEVELOPING MARKETS FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   The fiscal year discussed in this report reconfirmed our
[PHOTO OF          faith in two long-established principles of investing:
Charles T.         portfolio diversification and long-term thinking. We could
  Bauer,           title this report "What a Difference a Year Makes."
Chairman of            An investor surveying conditions when the fiscal year
the Board of       opened on October 31, 1998, saw a market dominated by
  THE FUND         large-capitalization stocks and high-quality bonds,
APPEARS HERE]      especially U.S. Treasuries. Ten months into 1998, two
                   well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                       In bond markets also, name-brand quality was the place
                   to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
   The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ Charles T. Bauer

Charles T. Bauer
Chairman
A I M Advisors, Inc.


                     -------------------------------------

                           STAYING FULLY INVESTED IN A

                              DIVERSIFIED PORTFOLIO

                              REMAINS A COMPELLING

                            STRATEGY AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND POSTS IMPRESSIVE RETURNS AS EMERGING
MARKETS REBOUND

EMERGING MARKETS RECORDED SOLID GAINS FOR THE FISCAL YEAR. HOW DID AIM DEVELOPING MARKETS FUND PERFORM?
The strong showing of emerging markets boosted the fund's performance for the fiscal year ended October 31, 1999. Excluding sales charges, total returns for Class A and B shares were 33.11% and 32.14%, respectively. Advisor Class shares posted gains of 33.62%.
    Class C shares began sales on March 1, 1999, and had a cumulative total return of 31.06%, excluding sales charges, through the end of the fiscal year.
    The fund had $207.7 million in total net assets at the close of the fiscal year, up from $87.7 million at the beginning of the 12-month reporting period. AIM Eastern Europe Fund was merged into AIM Developing Markets Fund on September 10, 1999, and AIM Emerging Markets Fund was merged into AIM Developing Markets Fund on February 12, 1999.

HOW DID EMERGING MARKETS FARE FOR THE FISCAL YEAR?
Overall, the performance of emerging markets was very strong. Investors shifted more of their assets into stocks in developing markets as global economic conditions improved. Markets in Asia led the way as the region recovered impressively from the severe economic crisis of 1997-1998.

o Asia's rebound was the product of strong economic growth, improving corporate earnings and rising consumer demand. Restructuring also helped to fuel Asia's comeback. Countries such as Malaysia, South Korea and Taiwan, which exerted the most effort to revamp their banking systems and stabilize their currencies, enjoyed excellent stock-market performance. Asian markets also benefited from lower inflation and declining interest rates.
o Latin American markets, led by Mexico and Brazil, also posted impressive gains for the fiscal year. Mexico benefited from falling interest rates, a stronger peso and a vibrant economy in the United States, its chief trading partner. After Brazil moved quickly to resolve its currency crisis in January, its stock markets soared. Investors gravitated to Brazilian stocks because of their attractive valuations and the earnings-growth potential of certain Brazilian companies.
o Other emerging markets that performed well included Greece, Israel, South Africa and Turkey. Rising gold prices have helped boost South African stocks while Israeli companies that transact much of their business in the United States benefited from the strong U.S. economy.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO?
Between our last report on April 30, 1999, and the end of the fiscal year, we shifted the fund's geographic focus from Latin America to Asia. We increased the fund's exposure to such markets as Malaysia, South Korea and Taiwan while reducing its exposure to Brazil and Mexico.
    As far as sectors are concerned, the fund's focus remained on the stocks of financial, consumer-service and basic material companies. As of October 31, financial stocks comprised about 37% of the portfolio compared to 30% six months earlier. Mid-and large-cap stocks formed the majority of the fund's holdings.
    As of October 31, the fund had 134 holdings, 12 more than at the time of our last report.

WHAT MADE ASIAN MARKETS ATTRACTIVE?
Several Asian nations, including Taiwan, appeared poised to benefit from the improving global economy. Demand for semiconductors and computer components remained strong, a positive development for Taiwan. Analysts did not expect the severe earthquake that hit the country in September to have a dramatic impact on the country's exports or economic growth. We also liked Malaysia because its stocks were favorably priced and its currency appeared to be under-valued. We were more cautious about South Korea, despite the impressive gains of its stock market. The restructuring of several key conglomerates in South Korea needed to be completed for the country's economic recovery to remain on track, according to several analysts.

FUND PERFORMANCE IMPROVES

Total return, excluding sales charges

================================================================================
Class A Shares
--------------------------------------------------------------------------------
98/99    37.09%
97/98    -33.11%


Class B Shares
98/99    32.14%
97/98    -39.76%


Advisor Class Shares
98/99    33.62%
97/98    -42.63%

*Performance of Class B shares and Advisor Class Shares is from inception, 11/3/97-10/31/98

================================================================================

GROWTH OF NET ASSETS
in millions

                                10/31/98      $ 87.7
                                10/31/99      $207.3



          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

=========================================================================================================================
TOP 10 INDUSTRIES                                                     TOP 10 EQUITY HOLDINGS
-------------------------------------------------------------------------------------------------------------------------
  1. Telefonos de Mexico S.A. de C.V. "L" - ADR (Mexico)      2.31      1. Telephone                               10.46%
  2. PT Lippo Bank TBK (Indonesia)                            2.03      2. Investment Management                    8.26
  3. Pohang Iron & Steel Co. Ltd. ADR (South Korea)           1.98      3. Banks (Regional)                         5.86
  4. Hindustan Lever Ltd. (India)                             1.88      4. Banks (Major Regional)                   5.69
  5. Petroleo Brasileiro S.A.-Petrobras-Pfd (Brazil)          1.68      5. Electric Companies                       3.96
  6. Fomento Economico Mexicano, S.A. de C.V. - ADR (Mexico)  1.67      6. Banks (Money Center)                     3.83
  7. Telebras-ADR  (Brazil)                                   1.64      7. Iron & Steel                             3.18
  8. Telekom Malaysia Berhad (Malaysia)                       1.57      8. Electronics (Component Distributors)     2.79
  9. Matv Rt.-ADR (Hungary)                                   1.53      9. Automobiles                              2.40
 10. Mahindra & Mahindra Ltd. (India)                         1.50     10. Manufacturing (Diversified)              2.34
=========================================================================================================================

================================================================================
TOP 10 COUNTRIES
--------------------------------------------------------------------------------
  1. Taiwan         14.79%
  2. South Korea    12.31
  3. Mexico         10.51
  4. Brazil         10.14
  5. South Africa    8.98
  6. Malaysia        6.61
  7. India           6.21
  8. Israel          3.60
  9. Greece          3.32
 10. Turkey          3.27

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================

WHERE WAS YOUR EMPHASIS IN LATIN AMERICA?
Our focus was on Brazil and Mexico, the two largest markets in the region. In Brazil, we anticipated a significant increase in corporate earnings as the nation's economy continued to recover. We expected economic growth in Mexico to remain healthy. We found other Latin American markets much less attractive because of conditions bordering on recession and a lack of liquidity.

WHAT MARKETS DID YOU LIKE IN EUROPE, AFRICA AND THE MIDDLE EAST?
We increased the fund's exposure to South Africa, where stock prices were relatively inexpensive. The country is a large exporter of commodities and it was expected to benefit from improving economic conditions worldwide. Despite their stellar performance, Greek stocks appeared to be overvalued, considering the tepid earnings growth of companies in that country.

WHAT WERE SOME OF THE STOCKS THAT YOU LIKED?

o Telefonos de Mexico (Telmex) is Mexico's top telephone-service provider. It is extending its business into Arizona, California and Texas, where it sells phones to U.S. customers to connect them with their families in Mexico.
o PT Lippo Bank has more than 350 branches in 110 cities in Indonesia. It offers a full range of services to more than 2.1 million individual and corporate customers.
o Pohang Iron & Steel (POSCO) of South Korea is the world's top steel producer. The company makes hot and cold rolled steel products.
o Hindustan Lever, India's largest company in terms of market capitalization, offers home and personal care products, foods and beverages.
o Fomento Economico Mexicano is one of the largest beverage producers in Latin America. The company also owns a convenience store chain and produces packaging materials.
o Petroleo Brasileiro (PETROBRAS), Brazil's largest industrial company, is involved in the exploration, production, refining, purchasing and transporting of oil and gas products.
o Telekom Malaysia provides telecommunications services to 4.2 million subscribers.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
As 2000 approaches, we remain cautiously optimistic about emerging markets. If global economic conditions continue to improve, we believe emerging markets will become increasingly attractive to investors. Many emerging-markets stocks are favorably priced in comparison to stocks in more developed markets. Moreover, the economic fundamentals in many emerging markets are on firmer ground than they were at the outset of the fiscal year. However, we expect emerging markets to remain volatile as they tend to be more sensitive to socioeconomic and political developments than more established markets.


          See important fund and index disclosures inside front cover.

                           AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEX

1/11/94-10/31/99


In thousands
================================================================================
             AIM Developing
              Markets Fund,      MSCI Emerging
             Class A Shares    Markets Free Index
--------------------------------------------------------------------------------
1/94              9613              10182
10/94             9194              10631
10/95             7664               8565
10/96             9581               9121
10/97             9092               8347
10/98             5720               5761
10/99             7614               8331

Past performance cannot guarantee comparable future results.

================================================================================

ABOUT THIS CHART
The chart compares your fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to the stock market over the period 1/11/94- 10/31/99. (Please note that index performance is from 12/31/94-10/31/99). It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. An index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES

Inception (1/11/94)             -4.59%

  5 years                       -4.63

  1 year                        26.71

CLASS B SHARES

Inception  (11/3/97)           -12.52%

  1 year                        27.14

CLASS C SHARES

Inception (3/1/99)              30.06%*

* Cumulative total return that has not been annualized.

ADVISOR CLASS SHARES*

Inception  (11/3/97)            -9.92%

  1 year                        33.62*

* Advisor Class Shares were closed to new investors on March 1, 1999.

Source: Lipper, Inc.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class B and C shares and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                           AIM DEVELOPING MARKETS FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY
INTERESTS-97.49%

ARGENTINA-0.95%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                       62,236   $  1,314,743
--------------------------------------------------------------
Nortel Inversora S.A.-ADR
  (Telephone)                            43,400        656,425
--------------------------------------------------------------
                                                     1,971,168
--------------------------------------------------------------

AUSTRIA-0.26%

Julius Meinl International A.G.
  (Retail-Food Chains)                   44,854        537,951
--------------------------------------------------------------

BRAZIL-10.14%

Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-Pfd. GDR (Retail-Food
  Chains)                                55,700      1,218,437
--------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                         11,791,509        794,356
--------------------------------------------------------------
Companhia de Tecidos Norte de
  Minas (Textiles-Specialty)          7,836,000        553,980
--------------------------------------------------------------
Companhia Energetica de Minas
  Gerais-ADR (Electric Companies)       167,280      2,390,883
--------------------------------------------------------------
Companhia Paranaense de Energia-
  Copel-ADR (Electric Companies)        209,000      1,384,625
--------------------------------------------------------------
Companhia Vale do Rio Doce-Pfd. A
  (Iron & Steel)                    124,700,000      2,478,029
--------------------------------------------------------------
Eletropaulo
  Metropolitana-Eletricidade de
  Sao Paulo S.A. (Electric
  Companies)                         31,201,339      1,422,602
--------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras-Pfd. (Oil &
  Gas-Exploration & Production)      21,999,978      3,499,484
--------------------------------------------------------------
Telebras-ADR (Telephone)                 43,853      3,415,052
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A. (Telephone)                   17,750,000      1,228,587
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-Pfd. (Telephone)                 335,563         31,545
--------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)              76,816      1,776,370
--------------------------------------------------------------
Unibanco-Uniao de Bancos
  Brasileiros S.A. (Banks-Major
  Regional)(a)                       19,000,472        876,144
--------------------------------------------------------------
                                                    21,070,094
--------------------------------------------------------------

CHILE-0.99%

Compania Cervecerias Unidas
  S.A.-ADR (Beverages-Alcoholic)         40,000        872,500
--------------------------------------------------------------
Enersis S.A.-ADR (Electric
  Companies)                             52,596      1,183,410
--------------------------------------------------------------
                                                     2,055,910
--------------------------------------------------------------

CHINA-0.96%

Beijing Yanhua Petrochemical Co.
  Ltd. (Chemical Diversified)(b)     11,026,000      1,987,153
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
EGYPT-1.11%

Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic)                     163   $      4,809
--------------------------------------------------------------
Al-Ahram Beverages Co. S.A.E.-GDR
  (Beverages-Alcoholic) (Acquired
  06/10/97-08/07/97; Cost
  $838,350)(c)                           37,049      1,092,946
--------------------------------------------------------------
Suez Cement Co.-GDR (Building
  Materials)                             71,830      1,203,153
--------------------------------------------------------------
                                                     2,300,908
--------------------------------------------------------------

GREECE-3.32%

Alpha Credit Bank
  (Banks-Regional)                       20,660      1,579,762
--------------------------------------------------------------
Commercial Bank of Greece, S.A.
  (Banks-Major Regional)                 20,400      1,516,985
--------------------------------------------------------------
Hellenic Telecommunication
  Organization S.A.
  (Telecommunication-Cellular/Wireless) 122,988      2,605,761
--------------------------------------------------------------
National Bank of Greece S.A.
  (Banks-Money Center)                   16,708      1,197,725
--------------------------------------------------------------
                                                     6,900,233
--------------------------------------------------------------

HONG KONG-1.22%

China Everbright Ltd. (Land
  Development)                        3,535,500      2,525,975
--------------------------------------------------------------

HUNGARY-2.77%

Matv Rt.-ADR (Telephone)(b)             110,000      3,169,375
--------------------------------------------------------------
MOL Magyar Olaj-es Gazipari
  Rt.-GDR (Oil- Domestic
  Integrated)                           128,000      2,540,800
--------------------------------------------------------------
Pannonplast Rt. (Building
  Materials)(b)                           2,270         36,886
--------------------------------------------------------------
Technoimpex (Services-Commercial
  & Consumer)(b)                          1,400              0
--------------------------------------------------------------
                                                     5,747,061
--------------------------------------------------------------

INDIA-6.21%

Associated Cement Co. Ltd.
  (Construction-
  Cement/Aggregates)                        164            757
--------------------------------------------------------------
BSES Ltd. (Electric Companies)              200            743
--------------------------------------------------------------
Hindustan Lever Ltd. (Aluminum)          73,850      3,914,679
--------------------------------------------------------------
Indian Hotels Co. Ltd.
  (Lodging-Hotels)                           50            423
--------------------------------------------------------------
ITC Ltd. (Tobacco)                      110,428      1,770,638
--------------------------------------------------------------
KEC International Ltd. (Electric
  Companies)                                100            141
--------------------------------------------------------------
Larsen & Toubro Ltd.
  (Manufacturing- Diversified)          150,400      1,379,273
--------------------------------------------------------------
Larsen & Tourbo Ltd.-GDR
  (Manufacturing- Diversified)           65,900      1,430,030
--------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.
  (Telephone)                           142,100        561,067
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INDIA-(CONTINUED)

Mahindra & Mahindra Ltd.
(Automobiles)(b)                        379,700   $  3,109,499
--------------------------------------------------------------
Ranbaxy Laboratories Ltd. (Health
  Care- Drugs-Generic & Other)              200          4,008
--------------------------------------------------------------
State Bank of India (Banks-Major
  Regional)                               4,650         26,565
--------------------------------------------------------------
Tata Engineering and Locomotive
  Co. Ltd. (Automobiles)                    100            552
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless) 44,600        712,485
--------------------------------------------------------------
                                                    12,910,860
--------------------------------------------------------------

INDONESIA-2.87%

PT Indah Kiat Pulp & Paper Corp.
  TbK (Paper & Forest
  Products)(b)                        4,074,000      1,753,217
--------------------------------------------------------------
PT Lippo Bank Tbk (Banks-Major
  Regional)(b)                      128,519,400      4,218,361
--------------------------------------------------------------
                                                     5,971,578
--------------------------------------------------------------

IRELAND-0.28%

Central Asia Growth Fund
  (Investment Management)(b)            331,000        579,250
--------------------------------------------------------------
ISRAEL-3.60%
Bank Leumi Le-Israel (Banks-Money
  Center)                             1,180,113      2,082,201
--------------------------------------------------------------
Blue Square Chain Investments and
  Properties Ltd. (Retail-Food
  Chains)                                78,589      1,079,313
--------------------------------------------------------------
Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)                   78,100      1,020,181
--------------------------------------------------------------
Discount Investment Corp.
  (Investment Banking/Brokerage)         40,500      1,544,611
--------------------------------------------------------------
Internet Gold-Golden Lines
  (Computers-Software &
  Services)(b)                           74,861        561,458
--------------------------------------------------------------
Jacada Ltd. (Computers-Software &
  Services)(b)                           81,687      1,184,462
--------------------------------------------------------------
Makhteshim-Agan Industries Ltd.
  (Investment Management)(b)                  1              2
--------------------------------------------------------------
                                                     7,472,228
--------------------------------------------------------------

LITHUANIA-0.15%

Vilniaus Bankas A.B.-GDR
  (Banks-Regional)                       54,591        313,898
--------------------------------------------------------------

MALAYSIA-6.61%

Berjaya Sports Toto Berhad
  (Leisure Time- Products)            1,157,000      2,511,908
--------------------------------------------------------------
Commerce Asset-Holdings Berhad
  (Finance- Asset Management)(b)      1,393,000      3,079,263
--------------------------------------------------------------
Public Finance Berhad
  (Banks-Regional)                    1,034,000      1,110,189
--------------------------------------------------------------
Resorts World Berhad
  (Lodging-Hotels)                      776,000      2,225,895
--------------------------------------------------------------
RHB Capital Berhad (Banks-Major
  Regional)                             480,000        432,000
--------------------------------------------------------------
Rothmans of Pall Mall (Malaysia)
  Berhad (Tobacco)(b)                   159,000      1,108,816
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MALAYSIA-(CONTINUED)

Telekom Malaysia Berhad
  (Telephone)                         1,059,000   $  3,260,605
--------------------------------------------------------------
                                                    13,728,676
--------------------------------------------------------------

MEXICO-10.51%

Alpha S.A. de C.V.-Class A
  (Manufacturing- Diversified)          121,000        464,368
--------------------------------------------------------------
Cemex S.A. de C.V.
  (Construction-Cement &
  Aggregates)                           570,392      2,580,557
--------------------------------------------------------------
Cifra S.A. de C.V.
  (Retail-General Merchandise)(b)     1,156,392      1,818,476
--------------------------------------------------------------
Consorcio Ara, S.A. de C.V.
  (Homebuilding)(b)                   1,182,600      1,330,809
--------------------------------------------------------------
Corporacion GEO S.A. de
  C.V.-Series B
  (Construction-Cement &
  Aggregates)(b)                        380,400        965,342
--------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-ADR
  (Beverages-Alcoholic)                 105,474      3,460,866
--------------------------------------------------------------
Grupo Bimbo S.A. de C.V.
  (Foods)(b)                            655,700      1,202,969
--------------------------------------------------------------
Grupo Financiero Bancomer, S.A.
  de C.V.-Class O
  (Banks-Regional)(b)                 5,275,388      1,399,089
--------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(b)                     50,699      2,154,708
--------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                            56,062      4,793,301
--------------------------------------------------------------
Tubos de Acero de Mexico S.A.-ADR
  (Oil & Gas-Drilling &
  Equipment)                            152,088      1,663,463
--------------------------------------------------------------
                                                    21,833,948
--------------------------------------------------------------

PAKISTAN-0.00%

Dewan Salman Fibre Ltd.
  (Chemicals-Specialty)(b)                    4              2
--------------------------------------------------------------
Pakistan State Oil Co. Ltd.
  (Oil-International Integrated)             78            207
--------------------------------------------------------------
                                                           209
--------------------------------------------------------------

PHILIPPINES-1.63%

Far East Bank & Trust Co.
  (Banks-Regional)                      531,663        908,202
--------------------------------------------------------------
Manila Electric Co. (Electric
  Power)                                409,290      1,122,741
--------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)          66,500      1,367,406
--------------------------------------------------------------
                                                     3,398,349
--------------------------------------------------------------

POLAND-1.98%

Bank Handlowy w Warszawie
  (Banks-Major Regional)(b)              70,000        987,084
--------------------------------------------------------------
Bank Handlowy w Warszawie-GDR
  (Banks-Major Regional)                  2,590         37,057
--------------------------------------------------------------
BRE Bank S.A. (Banks-Major
  Regional)                              31,295        852,927
--------------------------------------------------------------
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)(b)             117,144      1,013,332
--------------------------------------------------------------
Telekomunikacja Polska S.A.-GDR
  (Telephone)(b)                        242,000      1,216,050
--------------------------------------------------------------
                                                     4,106,450
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RUSSIA-1.27%

Nizhnekamsknefte Khim (Chemicals-
  Diversified)(b)                       100,000   $     67,000
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Non-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  52,600              1
--------------------------------------------------------------
Russian Telecommunications
  Development Corp.-Voting
  (Telecommunications-
  Cellular-Wireless)(b)                  38,400              0
--------------------------------------------------------------
Surgutneftegaz-ADR
  (Oil-International Integrated)        307,930      2,563,517
--------------------------------------------------------------
                                                     2,630,518
--------------------------------------------------------------

SOUTH AFRICA-8.98%

Anglo American Platinum Corp.
  Ltd. (Metals Mining)                  105,000      3,025,641
--------------------------------------------------------------
Anglo American PLC (Metals
  Mining)                                39,600      2,108,132
--------------------------------------------------------------
Barlow Ltd.
  (Manufacturing-Diversified)           327,200      1,595,383
--------------------------------------------------------------
FirstRand Ltd. (Banks-Regional)       1,643,600      1,899,806
--------------------------------------------------------------
Liberty Life Association of
  Africa Ltd. (Insurance Brokers)       122,624      1,137,903
--------------------------------------------------------------
Rembrandt Group Ltd. (Investment
  Management)                           294,270      2,201,336
--------------------------------------------------------------
Sanlam Ltd.
  (Insurance-Life/Health)             1,798,960      2,064,740
--------------------------------------------------------------
Sappi Ltd. (Paper & Forest
  Products)                             305,000      2,527,391
--------------------------------------------------------------
South African Breweries PLC
  (Beverages- Alcoholic)                210,538      1,844,028
--------------------------------------------------------------
Standard Bank Investment Corp.
  Ltd. (Banks-Major Regional)(b)         75,550        258,291
--------------------------------------------------------------
                                                    18,662,651
--------------------------------------------------------------

SOUTH KOREA-12.31%

Housing & Commercial Bank-GDR
  (Banks-Major Regional)(b)              37,500        991,039
--------------------------------------------------------------
Kia Motors Corp. (Automobiles)(b)       180,900      1,809,754
--------------------------------------------------------------
Kia Motors Corp.-Rts., expiring
  11/09/99 (Automobiles)(b)              30,898         69,549
--------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                  116,847      1,840,340
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(b)                         57,450      2,025,113
--------------------------------------------------------------
Merrill Lynch International & Co.
  KOSPI 200-Wts., expiring
  09/14/00 (Investment Banking)       1,582,230     13,101,814
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                        123,540      4,123,148
--------------------------------------------------------------
Shinhan Bank-GDR (Banks-Major
  Regional)(b)                           75,747      1,619,092
--------------------------------------------------------------
                                                    25,579,849
--------------------------------------------------------------

TAIWAN-14.79%

ABN AMRO Bank N.V.-EPN, expiring
  04/28/00 (Investment
  Management)(b)(d)                         465      5,184,285
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TAIWAN-(CONTINUED)

ABN AMRO Bank N.V.-EPN, expiring
  09/28/00 (Investment
  Management)(b)(d)                         600   $  5,692,200
--------------------------------------------------------------
Asian Petro Equity Linke (Oil &
  Gas-Refining & Marketing)(b)              361      2,623,835
--------------------------------------------------------------
Austek Computer, Inc. (Computers-
  Hardware)(b)                              773         10,924
--------------------------------------------------------------
Cathay Life Insurance Co., Ltd.
  (Insurance Brokers)                   200,000        517,024
--------------------------------------------------------------
China Development Industrial Bank
  (Investment Management)(b)            937,438      1,391,971
--------------------------------------------------------------
China Steel Corp. (Metals Mining)     3,172,000      2,440,000
--------------------------------------------------------------
Compeq Manufacturing Co., Ltd.
  (Computers-Hardware)                  297,700      1,520,410
--------------------------------------------------------------
Delta Electronics, Inc.
  (Electronics-Component
  Distributors)                         267,480      1,117,311
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd. (Electronics-Component
  Distributors)(b)                      355,544      2,432,316
--------------------------------------------------------------
Hon Hai Precision Industry Co.,
  Ltd.-GDR (Electronics-Component
  Distributors)(b)                       46,413        753,051
--------------------------------------------------------------
Nan Ya Plastic Corp.
  (Chemicals-Specialty)                       1              1
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.
  (Electronics-Semiconductors)(b)       300,000      1,333,544
--------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-ADR
  (Electronics-Semiconductors)           80,000      2,770,000
--------------------------------------------------------------
United Microelectronics Corp.
  Ltd. (Electronics-Component
  Distributors)(b)                      578,000      1,503,310
--------------------------------------------------------------
Yang Ming Marine Transport
  (Shipping)(b)                       2,571,000      1,434,637
--------------------------------------------------------------
                                                    30,724,819
--------------------------------------------------------------

THAILAND-0.90%

Siam Commercial Bank PLC
  (Banks-Regional)(b)                   303,850        330,571
--------------------------------------------------------------
Siam Commercial Bank PLC-Pfd.
  (Banks-Regional)(b)                   972,442      1,102,042
--------------------------------------------------------------
Siam Commercial Bank-Wts.,
  expiring 05/10/02
  (Banks-Regional)(b)                 1,248,542        436,093
--------------------------------------------------------------
                                                     1,868,706
--------------------------------------------------------------

TURKEY-3.27%

Haci Omer Sabanci Holding A.S.
  (Investment Management)            71,501,500      2,119,301
--------------------------------------------------------------
Turkiye Is Bankasi (Isbank)
  (Banks-Money Center)               85,258,247      1,684,700
--------------------------------------------------------------
Yapi ve Kredi Bankasi A.S.
  (Banks-Money Center)              205,904,400      2,997,963
--------------------------------------------------------------
                                                     6,801,964
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
VENEZUELA-0.41%

Cia. Anonima Nacional Telefonos
  de Venezuela-ADR
  (Telecommunications- Long
  Distance)                              32,900   $    849,231
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $205,590,442)                                202,529,637
--------------------------------------------------------------

                                    PRINCIPAL
                                      AMOUNT
U.S. DOLLAR DENOMINATED
NON-CONVERTIBLE BONDS &
NOTES-0.00%

SOVEREIGN DEBT-0.00%

Bank of Foreign Economic Affairs
  (Vnesheconombank) (Russia),
  Interest in Arrears Notes,
  5.968%, 12/15/15 (Cost
  $7,777)(e)(f)                    $     45,784          5,322
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MONEY MARKET FUNDS-1.74%

STIC Liquid Assets Portfolio(g)       1,806,852   $  1,806,852
--------------------------------------------------------------
STIC Prime Portfolio(g)               1,806,852      1,806,852
--------------------------------------------------------------
    Total Money Market Funds
      (Cost $3,613,704)                              3,613,704
--------------------------------------------------------------
TOTAL INVESTMENTS-99.23%                           206,148,663
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.77%                                  1,599,357
--------------------------------------------------------------
NET ASSETS-100.00%                                $207,748,020
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
EPN   - Equity Participation Notes
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Each unit represents one preferred share of Unibanco and one preferred "B" share of Unibanco Holdings.
(b) Non-income producing security.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 10/31/99 was $1,092,945 which represented 0.53% of the Fund's net assets.
(d) Equity participation notes on basket of Taiwan stocks.
(e) The coupon rate shown in floating rate note represents the rate at period end.
(f) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(g) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $209,211,923)       $206,148,663
------------------------------------------------------------
Foreign currencies, at value (cost $2,528,014)     2,503,509
------------------------------------------------------------
Receivables for:
  Investments sold                                   570,570
------------------------------------------------------------
  Fund shares sold                                   699,871
------------------------------------------------------------
  Dividends and interest                             799,063
------------------------------------------------------------
    Total assets                                 210,721,676
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,384,045
------------------------------------------------------------
  Fund shares reacquired                             946,210
------------------------------------------------------------
Amount due to custodian bank                           3,446
------------------------------------------------------------
Accrued advisory fees                                173,001
------------------------------------------------------------
Accrued distribution fees                            135,524
------------------------------------------------------------
Accrued accounting services fees                       4,201
------------------------------------------------------------
Accrued transfer agent fees                          127,021
------------------------------------------------------------
Accrued trustees' fees                                 4,882
------------------------------------------------------------
Accrued operating expenses                           195,326
------------------------------------------------------------
    Total liabilities                              2,973,656
------------------------------------------------------------
Net assets applicable to shares outstanding     $207,748,020
============================================================

NET ASSETS:

Class A                                         $157,197,964
============================================================
Class B                                         $ 49,723,202
============================================================
Class C                                         $    411,826
============================================================
Advisor Class                                   $    415,028
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           15,944,507
============================================================
Class B                                            5,079,702
============================================================
Class C                                               42,079
============================================================
Advisor Class                                         42,020
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $       9.86
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.86 divided by
      95.25%)                                   $      10.35
============================================================
Class B:
  Net asset value and offering price per share  $       9.79
============================================================
Class C:
  Net asset value and offering price per share  $       9.79
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $       9.88
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $294,405 foreign withholding
  tax)                                           $ 3,536,471
------------------------------------------------------------
Interest                                             452,845
------------------------------------------------------------
Securities lending                                   141,802
------------------------------------------------------------
    Total investment income                        4,131,118
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,560,741
------------------------------------------------------------
Accounting services fees                              42,462
------------------------------------------------------------
Custodian fees                                       152,242
------------------------------------------------------------
Distribution fees -- Class A                         439,522
------------------------------------------------------------
Distribution fees -- Class B                         357,273
------------------------------------------------------------
Distribution fees -- Class C                           1,425
------------------------------------------------------------
Transfer agent fees -- Class A                       654,830
------------------------------------------------------------
Transfer agent fees -- Class B                       189,040
------------------------------------------------------------
Transfer agent fees -- Class C                           754
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   2,367
------------------------------------------------------------
Interest (Note 4)                                     18,797
------------------------------------------------------------
Printing fees                                        335,170
------------------------------------------------------------
Other                                                265,876
------------------------------------------------------------
    Total expenses                                 4,020,499
------------------------------------------------------------
Less: Expenses paid indirectly                        (9,544)
------------------------------------------------------------
    Fees waived by advisor                          (747,433)
------------------------------------------------------------
    Net expenses                                   3,263,522
------------------------------------------------------------
Net investment income                                867,596
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities                            3,287,085
------------------------------------------------------------
  Foreign currencies                                (466,771)
------------------------------------------------------------
                                                   2,820,314
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           23,953,037
------------------------------------------------------------
  Foreign currencies                                 (65,862)
------------------------------------------------------------
                                                  23,887,175
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            26,707,489
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $27,575,085
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999             1998
                                                              -------------    -------------
OPERATIONS:

  Net investment income                                       $     867,596    $   6,869,096
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                            2,820,314      (83,359,123)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            23,887,175       13,741,429
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                 27,575,085      (62,748,598)
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                        (1,347,785)     (11,841,080)
--------------------------------------------------------------------------------------------
  Class B                                                            (1,895)          (1,499)
--------------------------------------------------------------------------------------------
  Advisor Class                                                        (510)             (46)
--------------------------------------------------------------------------------------------

SHARE TRANSACTIONS-NET:

  Class A                                                        46,116,184     (295,354,688)
--------------------------------------------------------------------------------------------
  Class B                                                        46,956,910          226,865
--------------------------------------------------------------------------------------------
  Class C                                                           409,272               --
--------------------------------------------------------------------------------------------
  Advisor Class                                                     340,305           40,312
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       120,047,566     (369,678,734)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            87,700,454      457,379,188
--------------------------------------------------------------------------------------------
  End of period                                               $ 207,748,020    $  87,700,454
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 462,286,688    $ 250,014,000
--------------------------------------------------------------------------------------------
  Undistributed net investment income                               601,051        1,105,906
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (252,000,704)    (136,393,263)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (3,139,015)     (27,026,189)
--------------------------------------------------------------------------------------------
                                                              $ 207,748,020    $  87,700,454
============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares:
Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was decreased by $22,262, undistributed net realized losses increased by $118,427,755 and paid-in capital increased by $118,450,017 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $251,405,753 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, and expires in varying increments, if not previously utilized, in the year 2007.
D. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses--Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities--There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
H. Indexed Securities--The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, the AIM waived fees of $747,433.

  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $42,462 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $686,201 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $439,522, $357,273 and $1,425, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,209 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $6,877 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $9,544 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $9,544 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
  During the year ended October 31, 1999, the average outstanding daily balance of bank loans for the Fund was $337,903 with a weighted average interest rate of 5.33%. Interest expense for the Fund for the year ended October 31, 1999 was $18,797.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $17,226,481 were on loan to brokers. The loans were secured by cash collateral of $17,571,010 received by the Fund. For the year ended October 31, 1999, the Fund received fees of $141,802 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $280,768,924 and $191,097,959, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $ 26,747,536
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (37,735,639)
---------------------------------------------------------
Net unrealized depreciation of investment
  securities                                 $(10,988,103)
=========================================================
Cost of investments for tax purposes is $217,136,766.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                         1998
                                                              -------------------------   ---------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   -------------
Sold:
  Class A                                                      3,932,389   $ 45,584,475       486,628   $   5,011,027
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        911,202     18,260,670        30,654         314,666
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                        68,223        667,879            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   67,714        758,300         4,782          49,262
---------------------------------------------------------------------------------------------------------------------
Issued in connection with acquisition:**
  Class A                                                      9,961,789     87,235,238            --              --
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      5,660,631     42,680,510            --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   64,652        488,221            --              --
---------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        125,865        932,660       676,257       8,203,222
---------------------------------------------------------------------------------------------------------------------
  Class B                                                            255          1,881           124           1,499
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                       69            510             4              46
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (9,691,690)   (87,636,190)+ (25,963,398)   (308,568,937)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,512,951)   (13,986,150)      (10,213)        (89,300)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (26,144)      (258,606)           --              --
---------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                  (94,292)      (906,727)         (909)         (8,996)
---------------------------------------------------------------------------------------------------------------------
                                                               9,467,712   $ 93,822,671   (24,776,071)  $(295,087,511)
=====================================================================================================================

*  Class C shares commenced sales on March 1, 1999.

** AIM Emerging Markets Fund ("Emerging Markets Fund") and AIM Eastern Europe Fund ("Eastern Europe Fund") transferred all of their assets to the Fund on February 12, 1999 and September 10, 1999, respectively, pursuant to a plan of reorganization and termination. The Fund assumed all of the liabilities of the Emerging Markets Fund and the Eastern Europe Fund. Shareholders of the Emerging Markets Fund and Eastern Europe Fund were issued full and fractional shares of the applicable class of the Fund. The acquisitions, which were approved by the shareholders of Emerging Markets Fund and Eastern Europe Fund on February 10, 1999 and August 25, 1999, respectively, were accomplished by an exchange of 10,912,463 shares of the Fund for the 11,087,719 shares then outstanding of the Emerging Markets Fund and 4,774,609 shares of the Fund for the 5,864,782 shares then outstanding of the Eastern Europe Fund. Based on the opinion of the Fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. Emerging Markets Fund's and Eastern Europe Fund's net assets, including ($18,098,264) and ($1,068,554), respectively, of unrealized depreciation were combined with the Fund for total net assets after the acquisition of $159,666,366 and $238,151,276, respectively.

+ This amount includes $370,669 of redemption fees associated with merger of Eastern Europe.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A
                                                ------------------------------------------------------------------------------------
                                                  YEAR          YEAR          TEN MONTHS        YEAR ENDED
                                                 ENDED         ENDED            ENDED          DECEMBER 31,         JANUARY 11, 1994
                                               OCTOBER 31,   OCTOBER 31,      OCTOBER 31,   -------------------      TO DECEMBER 31,
                                                1999(a)        1998(a)         1997(b)        1996       1995             1994
                                               ---------     ----------      -----------    --------   --------     ----------------
Net asset value, beginning of period               7.53      $   12.56       $    13.84     $   11.60     $   12.44     $  15.00
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Income from investment operations:
  Net investment income                            0.06           0.39(c)(d)       0.25          0.53          0.72         0.35
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Net realized and unrealized gain (loss) on
    investments                                    2.36          (5.10)           (1.53)         2.19         (0.84)       (2.46)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Net increase (decrease) from investment
      operations                                   2.42          (4.71)           (1.28)         2.72         (0.12)       (2.11)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  Redemption fees retained                         0.03           0.28               --            --            --           --
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Distributions to shareholders:
  From net investment income                      (0.12)         (0.60)              --         (0.48)        (0.72)       (0.35)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
  From net realized gain on investments              --             --               --            --            --        (0.10)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
    Total distributions                           (0.12)         (0.60)              --         (0.48)        (0.72)       (0.45)
---------------------------------------------  --------      ---------       ----------     ---------     ---------     --------
Net asset value, end of period                      9.86     $    7.53       $    12.56     $   13.84     $   11.60     $  12.44
=============================================  ========      =========       ==========     =========     =========     ========
Total return(e)                                   33.11%        (37.09)%          (9.25)%       23.59%        (0.95)%     (14.07)%
=============================================  ========      =========       ==========     =========     =========     ========
Ratios and supplemental data:
Net assets, end of period (in 000's)            157,198      $  87,517       $  457,379     $ 504,012     $ 422,348   $  452,872
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of net investment income to average net
  assets:
  With fee waivers                                 0.68%(f)       3.84             2.03%(g)      4.07%         6.33%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              0.21%(f)       3.43%            1.95%(g)      4.04%         6.30%        2.75%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of expenses to average net assets
  excluding interest expense:
  With fee waivers                                 1.90%(f)       1.73%            1.75%(g)      1.82%         1.77%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
  Without fee waivers                              2.37%(f)       2.14%            1.83%(g)      1.85%         1.80%        2.01%(g)
=============================================  ========      =========       ==========     =========     =========     ========
Ratio of interest expense to average net
  assets (Note 5)                                  0.01%          0.20%          N/A           N/A           N/A          N/A
=============================================  ========      =========       ==========     =========     =========     ========
Portfolio turnover rate                             125%           111%             184%(g)       138%           75%          56%(g)
=============================================  ========      =========       ==========     =========     =========     ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c) Before reimbursement the net investment income per share would have been reduced by $0.04.
(d) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(e) Total return does not include sales charges and is not annualized for periods less than one year.
(f)  Ratios are based on average net assets of $123,758,642.
(g)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS B               CLASS C        ADVISOR CLASS
                                                             -----------------------     -------------- --------------------
                                                                YEAR         YEAR           MARCH 1,        YEAR ENDED
                                                                ENDED        ENDED            1999          OCTOBER 31,
                                                             OCTOBER 31,  OCTOBER 31,    TO OCTOBER 31, --------------------
                                                               1999(a)      1998(a)         1999(a)     1999(a)      1998(a)
                                                               -------      -------         -------     -------      -------
Net asset value, beginning of period                           $  7.49      $ 12.56         $  7.47     $  7.55      $ 12.56
----------------------------------------------------------     -------      -------         -------     -------      -------
Income from investment operations:
  Net investment income (loss)                                    0.01         0.31(b)(c)         --       0.10         0.40(b)(c)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Net realized and unrealized gain (loss) on investments          2.37        (5.07)           2.32        2.39        (5.09)
----------------------------------------------------------     -------      -------         -------     -------      -------
    Net increase (decrease) from investment operations            2.38        (4.76)           2.32        2.49        (4.69)
----------------------------------------------------------     -------      -------         -------     -------      -------
  Redemption fees retained                                          --         0.28              --          --         0.28
----------------------------------------------------------     -------      -------         -------     -------      -------
Distributions to shareholders:
  From net investment income                                     (0.08)       (0.59)             --       (0.16)       (0.60)
----------------------------------------------------------     -------      -------         -------     -------      -------
Net asset value, end of period                                 $  9.79      $  7.49         $  9.79     $  9.88      $  7.55
==========================================================     =======      =======         =======     =======      =======
Total return (based on net asset value)(d)                       32.14%      (39.76)%         31.06%      33.62%      (42.63)%
==========================================================     =======      =======         =======     =======      =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                           $49,723      $   154         $   412     $   415      $    29
==========================================================     =======      =======         =======     =======      =======
Ratio of net investment income (loss) to average net
  assets:
  With fee waivers                                                0.08%(e)     3.09%           0.08%(f)    1.07%(e)     4.09%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                            (0.39)%(e)    2.68%          (0.39)%(f)   0.60%(e)     3.68%
==========================================================     =======      =======         =======     =======      =======
Ratio of expenses to average net assets excluding interest
  expense:
  With fee waivers                                                2.50%(e)     2.48%           2.50%(f)    1.51%(e)     1.48%
==========================================================     =======      =======         =======     =======      =======
  Without fee waivers                                             2.97%(e)     2.89%           2.97%(f)    1.98%(e)     1.89%
==========================================================     =======      =======         =======     =======      =======
Ratio of interest expense to average net assets (Note 5)          0.01%        0.20%           0.01%       0.01%        0.20%
==========================================================     =======      =======         =======     =======      =======
Portfolio turnover rate                                            125%         111%            125%        125%         111%
==========================================================     =======      =======         =======     =======      =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Before reimbursement the net investment income per share would have been reduced by $0.04.
(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d) Total return does not include sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $35,727,260 and $447,433 for Class B and Advisor Class, respectively.
(f)  Ratios are annualized and based on average net assets of $208,934.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Developing Markets Fund and Board of Trustees of AIM Investment Funds:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999


BOARD OF TRUSTEES                        OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                        Robert H. Graham                   11 Greenway Plaza
President, Plantagenet Capital           Chairman and President             Suite 100
Management, LLC (an investment                                              Houston, TX 77046
partnership); Chief Executive Officer,   Dana R. Sutton
Plantagenet Holdings, Ltd.               Vice President and Treasurer       INVESTMENT MANAGER
(an investment banking firm)
                                         Samuel D. Sirko                    A I M Advisors, Inc.
Frank S. Bayley                          Vice President and Secretary       11 Greenway Plaza
Partner, law firm of                                                        Suite 100
Baker & McKenzie                         Melville B. Cox                    Houston, TX 77046
                                         Vice President
Robert H. Graham                                                            SUB-ADVISOR
President and Chief Executive Officer,   Gary T. Crum
A I M Management Group Inc.              Vice President                     INVESCO Asset Management Ltd.
                                                                            11 Devonshire Square
Ruth H. Quigley                          Carol F. Relihan                   London EC2M 4YR
Private Investor                         Vice President                     England

                                         Mary J. Benson                     TRANSFER AGENT
                                         Assistant Vice President and
                                         Assistant Treasurer                A I M Fund Services, Inc.
                                                                            P.O. Box 4739
                                         Sheri Morris                       Houston, TX 77210-4739
                                         Assistant Vice President and
                                         Assistant Treasurer                CUSTODIAN

                                         Nancy L. Martin                    State Street Bank and Trust Company
                                         Assistant Secretary                225 Franklin Street
                                                                            Boston, MA 02110
                                         Ofelia M. Mayo
                                         Assistant Secretary                COUNSEL TO THE FUND

                                         Kathleen J. Pflueger               Kirkpatrick & Lockhart LLP
                                         Assistant Secretary                1800 Massachusetts Avenue, N.W.
                                                                            Washington, D.C. 20036-1800

                                                                            COUNSEL TO THE TRUSTEES

                                                                            Paul, Hastings, Janofsky & Walker LLP
                                                                            Twenty Third Floor
                                                                            555 South Flower Street
                                                                            Los Angeles, CA 90071

                                                                            DISTRIBUTOR

                                                                            A I M Distributors, Inc.
                                                                            11 Greenway Plaza
                                                                            Suite 100
                                                                            Houston, TX 77046

                                                                            AUDITORS

                                                                            PricewaterhouseCoopers LLP
                                                                            160 Federal St.
                                                                            Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION--UNAUDITED

AIM Developing Markets Fund paid ordinary dividends in the amount of $0.1226, $0.0812, and $0.1559 per share to Class A, Class B and Advisor Class shareholders, respectively during its tax year ended October 31, 1999. Of this amount, 0.31% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              INTERNATIONAL GROWTH FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Advisor International Value Fund           leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Asian Growth Fund                          since 1976 and managed approximately $120
AIM Capital Development Fund              AIM Developing Markets Fund                    billion in assets for more than 6.4
AIM Constellation Fund                    AIM Euroland Growth Fund(4)                    million shareholders, including
AIM Dent Demographic Trends Fund          AIM European Development Fund                  individual investors, corporate clients
AIM Large Cap Growth Fund                 AIM International Equity Fund                  and financial institutions, as of
AIM Mid Cap Equity Fund                   AIM Japan Growth Fund                          September 30, 1999.
AIM Mid Cap Growth Fund                   AIM Latin American Growth Fund                     The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund            AIM New Pacific Growth Fund                    Trademark-- is distributed nationwide,
AIM Select Growth Fund                                                                   and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)              GLOBAL GROWTH FUNDS                            fund complex in the United States in
AIM Small Cap Opportunities Fund(3)       AIM Global Aggressive Growth Fund              assets under management, according to
AIM Value Fund                            AIM Global Growth Fund                         Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                      fund monitor.
                                          GLOBAL GROWTH & INCOME FUNDS
GROWTH & INCOME FUNDS                     AIM Global Growth & Income Fund
AIM Advisor Flex Fund                     AIM Global Utilities Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL INCOME FUNDS
AIM Balanced Fund                         AIM Emerging Markets Debt Fund
AIM Basic Value Fund                      AIM Global Government Income Fund
AIM Charter Fund                          AIM Global Income Fund
                                          AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                    THEME FUNDS
AIM High Yield Fund                       AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                    AIM Global Financial Services Fund
AIM Income Fund                           AIM Global Health Care Fund
AIM Intermediate Government Fund          AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund        AIM Global Resources Fund
                                          AIM Global Telecommunications and Technology Fund(5)
TAX-FREE INCOME FUNDS                     AIM Global Trends Fund(6)
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund

MONEY MARKET FUNDS
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999.
(4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          Invest with DISCIPLINE
                                                        --Registered Trademark--


A I M Distributors, Inc.                                                DVM-AR-1